497(d)
                                                                       333-17633

SUPPLEMENT DATED DECEMBER 11, 2006

AXA EQUITABLE VARIABLE ANNUITY PROSPECTUSES
AXA EQUITABLE VARIABLE LIFE PROSPECTUSES
AXA PREMIER VIP TRUST PROSPECTUS

This Supplement updates certain current Prospectuses for variable life insurance and variable annuity products issued by AXA Equitable Life Insurance Company ("AXA Equitable") and the Prospectus of AXA Premier VIP Trust (the "Trust"). You should read this Supplement in conjunction with the Prospectuses and retain it for future reference. You may obtain an additional copy of any Prospectus, free of charge, by writing to AXA Equitable or the Trust at 1290 Avenue of the Americas, New York, New York 10104.

The purpose of this Supplement is to provide you with information about new investment sub-advisers for the AXA Premier VIP Aggressive Equity Portfolio and the AXA Premier VIP Large Cap Growth Portfolio and a new portfolio manager for the AXA Premier VIP Large Cap Value Portfolio.

                                     *****

        New Adviser for the AXA Premier VIP Aggressive Equity Portfolio

Effective on or about January 12, 2007, AXA Equitable Life Insurance Company ("AXA Equitable"), as the Investment Manager of the Trust and with the approval of the Trust's Board of Trustees, will replace MFS Investment Management as a Sub-adviser to an allocated portion of the AXA Premier VIP Aggressive Equity Portfolio ("Aggressive Equity Portfolio") with ClearBridge Advisors LLP ("ClearBridge").

As one of the Sub-advisers to the Aggressive Equity Portfolio, it is anticipated that ClearBridge will seek to achieve the portfolio's investment objective of long-term capital growth by investing primarily in common stocks of companies that ClearBridge believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies which comprise the S&P 500 Index. ClearBridge may invest in the securities of large, well-known companies that offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small- to medium-sized companies, ClearBridge may invest a significant portion of the portfolio's assets in the securities of such companies. The principal risks of investing in the Aggressive Equity Portfolio are listed in the Trust Prospectus under the heading "Principal Investment Risks." These risks are discussed in more detail under the heading "More About Investment Strategies & Risks" in the Trust Prospectus.

It is anticipated that Richard Freeman, investment officer of ClearBridge, will be responsible for the day-to-day management of the portfolio. Mr. Freeman has more than 29 years of securities business experience, 21 years of which has been with ClearBridge or its predecessors.

ClearBridge is located at 399 Park Avenue, New York, New York 10022. ClearBridge is a wholly owned subsidiary of Legg Mason, Inc., a financial services holding company. As of September 30, 2006, ClearBridge had approximately $112 billion in assets under management.

                                     *****

        New Adviser for the AXA Premier VIP Large Cap Growth Portfolio

Effective on or about January 12, 2007, AXA Equitable, as the Investment Manager of the Trust and with the approval of the Trust's Board of Trustees, will replace AllianceBernstein L.P. as a Sub-adviser to an allocated portion of the AXA Premier VIP Large Cap Growth Portfolio ("Large Cap Growth Portfolio") with T. Rowe Price Associates, Inc. ("T. Rowe Price").

As one of the Sub-advisers to the Large Cap Growth Portfolio, it is anticipated that T. Rowe Price will look for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. The principal risks of investing in the Large Cap Growth Portfolio are listed in the Trust Prospectus under the heading "Principal Investment Risks." These risks are discussed in more detail under the heading "More About Investment Strategies & Risks" in the Trust Prospectus.

It is anticipated that an Investment Advisory Committee will be responsible for the day-to-day management of the portfolio. Robert W. Sharps, lead Portfolio Manager, has primary responsibility for managing the portfolio and works with the committee in developing and executing the portfolio's investment program. Mr. Sharps has been chairman of the committee since 2002. He joined T. Rowe Price in 1997 and has been managing investments since 1999.

T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202. As of September 30, 2006, T. Rowe Price and its affiliates had approximately $308.1 billion in assets under management.

                                     *****

  Portfolio Manager Change for the AXA Premier VIP Large Cap Value Portfolio

Effective on or about January 12, 2007, the US Value Investment Policy Group at AllianceBernstein L.P. ("AllianceBernstein") will replace the Relative Value Investment Team and Aryeh Glatter as the portfolio manager for the allocated portion of the AXA Premier VIP Large Cap Value Portfolio managed by AllianceBernstein. No one person is principally responsible for making recommendations for the portfolio. The members of the US Value Investment Policy Group with the most significant responsibility for the day-to-day management of the portfolio are Marilyn Fedak, John Mahedy, John Phillips and Chris Marx.

Marilyn Fedak has been Chief Investment Officer -- US Value Equities and Chairman of the US Value Equity Investment Policy Group since 1993. In 2003, she became head of the AllianceBernstein value equities business. She serves on AllianceBernstein's Executive Committee, a group of senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. Ms. Fedak had served on the board of directors of Sanford
C. Bernstein & Co., Inc. from 1994 until the combination with AllianceBernstein in 2000.

John Mahedy was named Co-Chief Investment Officer -- US Value Equities in 2003. He continues to serve as Director of Research -- US Value Equities, a position he has held since 2001. Previously, Mr. Mahedy was a senior research analyst in AllianceBernstein's institutional research and brokerage unit.

John Phillips is a senior portfolio manager and member of the US Value Equity Investment Policy Group. He is also chairman of AllianceBernstein's Proxy Voting Committee. Mr. Phillips joined AllianceBernstein in 1994 and has had portfolio management responsibilities since that time.

Chris Marx is a senior portfolio manager and member of the US Value Equity Investment Policy Group. He joined AllianceBernstein in 1997 as a research analyst and has had portfolio management responsibilities for the past five years. He has covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco.

                                     *****